Exhibit 10.7

EXECUTION VERSION

SECOND AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT

THIS SECOND AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT (this “Amendment”) is entered into as of January 30, 2024, among NAUTICUS ROBOTICS, INC. (f/k/a Cleantech Acquisition Corp.), a Delaware corporation (the “Company”), the undersigned guarantors (the “Guarantors” and together with the Company, collectively, the “Group Members” and each a “Group Member”), and the Lenders party hereto (the “Required Lenders”).

WHEREAS, the Company, Lenders and Collateral Agent are party to that certain Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness hereof, the “Term Loan Agreement”);

WHEREAS, the Company has requested that the Term Loan Agreement be amended subject to the terms and conditions set forth in the Term Loan Agreement and herein;

WHEREAS, the Company and Required Lenders have agreed to amend the Term Loan Agreement, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual agreements set forth in the Term Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Term Loan Agreement as amended hereby.

2. Amendments to Term Loan Agreement. Upon the effectiveness of this Amendment, the Term Loan Agreement is hereby amended as follows:

(a) Section 1 of the Term Loan Agreement is amended by adding the following definitions in alphabetical order:

“Pari Passu Collateral Agent” means ATW Special Situations Management LLC and any of its successor or assigns.

“Pari Passu ICA” means the Pari Passu Intercreditor Agreement dated as of January 30, 2024, between the Collateral Agent and the Pari Passu Collateral Agent, and acknowledged by the Group Members.

“Pari Passu Loan Agreement” means the Senior Secured Term Loan Agreement dated as of January 30, 2024, by and among the Company, the lenders party thereto and the Pari Passu Collateral Agent.

(b) The following definitions contained in Section 1 of the Term Loan Agreement are hereby amended and restated in their entireties as follow:

“Permitted Indebtedness” means (a) the Indebtedness evidenced by the Obligations, (b) the Indebtedness existing on the Closing Date set forth on Schedule 20 to the Perfection Certificate (attached as Exhibit A to the Pledge and Security Agreement), (c) lease obligations (including capital leases) and purchase money Indebtedness of up to $500,000, in the aggregate, incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (d) Indebtedness that (i) is expressly subordinate in right of payment to the Obligations pursuant to a written subordination agreement with the Collateral Agent that is acceptable to the Required Lenders in their sole and absolute discretion and (ii) matures at a date later than the 91st day following the Maturity Date, (e) the Indebtedness incurred pursuant to the Pari Passu Loan Agreement, subject to the terms of the Pari Passu ICA, in an amount not to exceed $75,000,000 in the aggregate, (f) additional unsecured Indebtedness in an amount not to exceed $1,500,000 in the aggregate, (g) without duplication of any amount described in clause (b) of this definition, the Indebtedness evidenced by the Debentures existing on the date hereof and any additional Indebtedness issued under the Purchase Agreement that evidences interest paid in kind on the Debentures, in each case subject to the terms of the Intercreditor Agreement and (h) Indebtedness assumed in connection with any Subsidiary Acquisition, provided that such Indebtedness (i) was not created or incurred in contemplation of such Subsidiary Acquisition and (ii) is limited to ordinary course (x) capital leases, (y) purchase money indebtedness, and (z) factoring, receivables and/or securitization financing (with such factoring, receivables and/or securitization financing to be on customary terms).

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet delinquent by more than 30 days or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Company) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Company’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Company’s business which secure obligations which are not more than 30 days overdue, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Company and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (b), (e) and (g) thereunder that do not encumber assets that do not constitute Collateral, (d) Liens incurred in connection with Permitted Indebtedness under clause (c) thereunder, provided that such Liens are not secured by assets of the Company or its Subsidiaries other than the assets so acquired or leased, (e) other Liens incurred in the ordinary course of business securing obligations not to exceed $500,000 in the aggregate, and (f) Liens securing Indebtedness permitted to be assumed under clause (h) of the definition of Permitted Indebtedness, provided that such Liens do not extend beyond the assets securing such Indebtedness at the time of assumption.

“Security Documents” shall mean the Pledge and Security Agreement, the IP Security Agreements, the Intercreditor Agreement, the Subsidiary Guarantee, the Pari Passu ICA and any other documents and filings required thereunder in order to grant the Collateral Agent, for the benefit of the Lenders, a first priority security interest in the assets of the Company and the Subsidiaries as provided in the Pledge and Security Agreement or the IP Security Agreements, as applicable, including all UCC-1 filing receipts, each in form and substance satisfactory to the Collateral Agent.

3. Conditions to Effectiveness of Agreement. This Amendment shall become effective as of the date (the “Effective Date”) when the conditions set forth in this Section 3 shall have been satisfied:

(a) Each Required Lender shall have received the following in form and substance satisfactory to such Required Lender:

(i) a fully executed copy of this Amendment executed by the Company, each Guarantor and each Required Lender;

(ii) a fully executed copy of the Pari Passu ICA;

(iii) a fully executed copy of the Second Agreement Regarding Incremental Loans, dated as of the date hereof, by and among the Group Members and the Incremental Lenders (as defined therein):

(iv) evidence that each Group Member has obtained all consents and approvals so that the execution, delivery and performance by such Group Member of the Transaction Documents to which it is a party will not contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of any Group Member or any Subsidiary under any lease, charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which any Group Member or any Subsidiary is bound or by which any Group Member or any Subsidiary or any of their respective properties may be bound or affected; and

(v) such other documents and instruments with respect to the transactions contemplated hereby as any Required Lender may request;

(c) The representations and warranties in the Term Loan Agreement, the other Transaction Documents and Section 4 hereof shall be true and correct as of the Effective Date;

(d) No Default or Event of Default shall exist or could result from the transactions contemplated by this Amendment; and

(f) The Company shall have paid or reimbursed each Required Lender for all of its reasonable and documented out-of-pocket costs and expenses, including attorneys’ fees and expenses, in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related to the Term Loan Agreement or hereto.

4. Representations and Warranties. In order to induce each Required Lender to enter into this Amendment, each Group Member hereby represents and warrants to each Required Lender, as of the Effective Date:

(a) The execution, delivery and performance of this Amendment has been duly authorized by all requisite organization action on the part of each Group Member and that this Amendment has been duly executed and delivered by each Group Member;

(b) Since December 31, 2023 and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result immediately from the transactions contemplated by this Amendment;

(c) The representations and warranties contained in the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents are true and correct in all material respects (without duplication of any materiality qualifier);

(d) This Amendment, the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents to which each Group Member is a party constitute the legal, valid and binding obligations of the Company and are enforceable against the applicable Group Member in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e) All material non-public information regarding the Company that has been disclosed to the Collateral Agent or any Lender on or prior to the date hereof, has been disclosed in the 8-K Filing (as defined below) to be made by the Company within the time required by applicable securities laws and Section 5 below.

5. No Material Information. The Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Amendment in the form required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and attaching this Amendment as an exhibit to such filing within the time required by the Exchange Act. On or before February 2, 2024, the Company shall file a Current Report on Form 8-K in the form required by the Exchange Act (the “8-K Filing”), and disclosing all material, non-public information delivered to any of the Lenders by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. From and after the filing of the 8-K Filing with the Securities and Exchange Commission, no Lender shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the 8-K Filing. In addition, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents on the one hand, and any Lender and/or any of their affiliates on the other hand, will terminate as of the date of filing of the 8-K Filing and is of no further force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Lender with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date of the 8-K Filing without the express prior written consent of such Lender. The Company understands and confirms that each Lender will rely on the foregoing representations in effecting transactions in securities of the Company.

6. Acknowledgment and Reaffirmation of Transaction Documents Each Group Member hereby ratifies, affirms, acknowledges and agrees that the Term Loan Agreement, the Pledge and Security Agreement, the Intercreditor Agreement and the other Transaction Documents to which it is a party represent the valid and enforceable obligations of such Group Member, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity. Each Group Member hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement). The Liens and rights securing payment of the Secured Obligations (as defined in the Pledge and Security Agreement) are hereby ratified and confirmed by each Group Member in all respects. This Amendment, subject to satisfaction (or waiver in writing by each Required Lender) of the conditions provided in Section 3 above, shall constitute an amendment to the Term Loan Agreement as appropriate to give effect to the agreements contained herein. In all other respects, the Term Loan Agreement shall remain unchanged and in full force and effect in accordance with their original terms. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Term Loan Agreement and, except as expressly modified or waived by this Amendment, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Term Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Term Loan Agreement are ratified and confirmed and shall continue in full force and effect.

7. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

8. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

9. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Amendment (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

10. Guarantor Acknowledgment. With respect to the modifications to the Term Loan Agreement effected by this Amendment, each Guarantor hereby acknowledges and agrees to this Amendment and confirms and agrees that the Subsidiary Guarantee (as modified and supplemented prior to the date hereof and in connection with this Amendment) is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of this Amendment, each reference in the Subsidiary Guarantee to the Term Loan Agreement, “thereunder”, “thereof” or words of like import referring to the Term Loan Agreement, shall mean and be a reference to the Term Loan Agreement as amended or modified prior to the date hereof and by this Amendment. Although the Required Lenders have informed the Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that no Required Lender has any duty under the Term Loan Agreement, the Subsidiary Guarantee or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any transaction hereafter.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first set forth above.

COMPANY:

NAUTICUS ROBOTICS, INC.
(F/K/A CLEANTECH ACQUISITION CORP.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

Signature Page to Second Amendment to Senior Secured Term Loan Agreement

GUARANTORS:

NAUTICUS ROBOTICS HOLDINGS, INC.
(F/K/A NAUTICUS ROBOTICS, INC.)

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTIWORKS LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTICUS ROBOTICS FLEET LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

NAUTICUS ROBOTICS USA LLC

By:	/s/ John W. Gibson, Jr.
Name:	John W. Gibson, Jr.
Title:	President & Interim CEO

Signature Page to Second Amendment to Senior Secured Term Loan Agreement

REquired lenders:

ATW Special Situations II LLC

By:	/s/ Antonio Ruiz-Gimenez
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

Notice Information:

17 State Street, Suite 2130,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Gimenez
Email: ********

Signature Page to Second Amendment to Senior Secured Term Loan Agreement

ATW SPECIAL SITUATIONS I LLC

By:	/s/ Antonio Ruiz-Gimenez
	Name:	Antonio Ruiz-Gimenez
	Title:	Authorized Signatory

Notice Information:

17 State Street, Suite 2100,
New York, N.Y. 10004
Attention: Alex LaViolette, Isaac Barber,
Antonio Ruiz-Gimenez
Email: ********

Signature Page to Second Amendment to Senior Secured Term Loan Agreement

MATERIAL IMPACT FUND II, L.P.

By: Material Impact Partners II, LLC
Its: General Partner

By:	/s/ Adam Sharkawy
Name:	Adam Sharkawy
Title:	Managing Member

Notice Information:

131 Dartmouth Street, Floor 3
Boston, MA 02116
********
With copy to:
********

Signature Page to Second Amendment to Senior Secured Term Loan Agreement